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                                                                    EXHIBIT 10.3


              AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT (U.S.)

                  THIS AMENDMENT NO. 1 TO RECEIVABLES SALE AGREEMENT (U.S.) (this "AMENDMENT"), effective as of April 4, 2006, is entered into by and among Wolverine Tube, Inc., a Delaware corporation ("PARENT"), Tube Forming, LP, a Delaware limited partnership and Small Tube Manufacturing LLC, a Delaware limited liability company (each of the foregoing including Parent, an "ORIGINATOR" and collectively, the "ORIGINATORS"), and DEJ 98 FINANCE, LLC, a Delaware limited liability company ("BUYER").

                              PRELIMINARY STATEMENT

                  The Originators and the Buyer are parties to that certain Receivables Sale Agreement dated as of April 28, 2005, as heretofore amended (the "EXISTING AGREEMENT").

                  The parties wish to amend the Existing Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto (or incorporated by reference) in the Existing Agreement.

                  2. Amendments.

                  2.1. All references in the Existing Agreement to "Blue Ridge Asset Funding Corporation" or "Blue Ridge" are hereby replace with references to "Variable Funding Capital Company, LLC" and "VFCC," respectively.

                  2.2. `Section 2.1(m) of the Existing Agreement is hereby amended to delete "December 31, 2004" where it appears and to substitute in lieu thereof "December 31, 2005."

                  2.2. Section 5.1 of the Existing Agreement is hereby amended to add the following new clause (j) thereto:

                           (j) The "Amortization Date" (under and as defined in the Purchase Agreement) or the "Termination Date" (under and as defined in the Canadian Receivables Sale Agreement referred to in the Purchase Agreement) shall occur.

                  2.3. Section 7.4 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

         Section 7.4. Confidentiality.

                   (a) Each Originator and Buyer shall maintain and shall cause each of its directors, officers and employees to maintain the confidentiality of the Fee Letters and the other confidential or proprietary information with respect to the Agent or any


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         Purchaser and their respective businesses obtained by such Seller
         Party in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that such Seller Party and its directors, officers and employees may disclose such information to such Seller Party's external accountants, advisors and attorneys and as required by any applicable law or order of any judicial or administrative proceeding, PROVIDED THAT each such Person is informed of the confidential nature of such information and either agrees (or is under a professional ethical obligation) to keep such information confidential.

                  (b) Anything herein to the contrary notwithstanding, each Originator and Buyer shall hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent and each of the Purchasers by each other, (ii) by the Agent or any Purchaser to any prospective or actual assignee or participant of any of them, (iii) by the Agent or VFCC to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to any Purchaser or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Wachovia (or one of its Affiliates) acts as the administrative agent and (iv) by the Agent or any Purchaser to any directors, officers, employees, outside accountants, advisors, credit enhancers and attorneys of any of the foregoing, PROVIDED THAT each such Person in this clause (iv) is informed of the confidential nature of such information and either agrees (or is under a professional ethical obligation) to keep such information confidential. In addition, each of the Purchasers and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

                  3. Representations. Each of the Originators represents and warrants to the Buyer and its assigns that it has duly authorized, executed and delivered this Amendment and that the Existing Agreement, as amended hereby, constitutes, a legal, valid and binding obligation of such Originator, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  4. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of a counterpart hereof duly executed by each of the parties hereto.

                  5. Miscellaneous.

                  5.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Existing Agreement and each of the other Transaction Documents to which it is a party.

                  5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.



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                  5.3. This Amendment may be executed in any number of
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.



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                            [Signature Pages Follow]













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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment effective as of the date first above written.




                                WOLVERINE TUBE, INC.


                                By:    /s/  James E. Deason
                                       -------------------------------------
                                Name: James E. Deason
                                Title: SR. VP & CFO




                                TUBE FORMING, LP



                                By: /s/ James E. Deason
                                Name: James E. Deason
                                Title: VP & Treasurer



                                SMALL TUBE MANUFACTURING LLC



                                By:    /s/  James E. Deason
                                  ------------------------------------------
                                Name: James E. Deason
                                Title: VP & Treasurer



                                DEJ 98 FINANCE, LLC


                                By:    /s/  James E. Deason
                                  ------------------------------------------
                                Name: James E. Deason
                                Title: Board of Managers






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